IDT Corporation
(NYSE: IDT)

Investor Day Presentation

February 9, 2011

Safe Harbor Statement

This presentation contains forward-looking statements. Statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about IDT's and its divisions' future performance;
- projections of IDT's and its divisions' results of operations or financial condition;
- statements regarding IDT's plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products; and
- expectations concerning the permitting, timing and development of IDT's shale oil projects.

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on IDT's current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond the IDT's control. Such known and unknown risks, uncertainties and other factors may cause IDT's actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations in IDT's periodic filings made with the Securities and Exchange Commission.

IDT cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of IDT's current expectations concerning future results, events and conditions and IDT is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Day Program

IDT Financial Overview	Bill Pereira	(CFO)
IDT Operational Overview	Shmuel Jonas	(COO)
Fabrix.TV	Jonathan Reich	(V.P.)
Zedge	Mark Rosner	(CEO)
IDT Telecom and IP	Liore Alroy	(CEO)
Q&A and Break		
IDT Energy	Geoff Rochwarger	(CEO)
Genie Oil and Gas	Claude Pupkin	(CEO)
American Shale Oil (AMSO)	Alan Burnham, PhD	(CTO)
Israel Energy Initiatives	Harold Vinegar, PhD	(Chief Scientist)
Q&A		
IDT Strategic Overview	Howard Jonas	(Chmn & CEO)

Financial Overview

Bill Pereira

CFO

IDT Today

IDT is a diversified holding company with core holdings in telecom and retail energy, supplemented by growth opportunities in technology and oil shale

Core		Short Term Growth		Long Term Growth	
IDT Telecom	IDT Energy	Fabrix	Zedge	AMSO	IEI
Generate Cash Flow		Breakeven or Thereabout		Require Investment	

IDT Facts & Figures

- Publicly traded on the NYSE (NYSE: IDT; IDT.C)
- Global presence: ~1,200 employees on 6 continents
- Revenues exceeded $1.4 billion in FY 2010
- TTM Operating Cash Flow of $59.6 million
- TTM CapEx of $8.8 million
- Strong, Liquid Balance Sheet
  - ~$250 million in cash, CD's and investments
  - ~$40 million in debt (but mainly non-recourse)

** TTM – Twelve months ended October 31, 2010 (1Q11)*

Consolidated Financial Overview

Strong Bottom Line Improvement

Net Income Up $244 Million Since FY 2008

(USD in millions)	FY 08	FY 09	FY 10	TTM*
Revenue	$1,725.7	$1,507.7	$1,401.4	$1,431.5
Direct cost	$1,364.8	$1,160.1	$1,110.7	$1,135.7
Gross Profit	$360.9	$347.5	$290.7	$295.8
Gross margin %	*20.9%*	*23.1%*	*20.7%*	*20.7%*
Total SG&A	$434.1	$298.1	$230.4	$230.8
Adjusted EBITDA	($73.2)	$49.5	$60.3	$65.0
Income (loss) from operations	($166.3)	($43.3)	$32.2	$43.0
Net income (loss) attributable to IDT	**($224.3)**	**($155.4)**	**$20.3**	**$39.4**

** TTM – Twelve months ended October 31, 2010 (1Q11)*

Strong, Liquid, Improving Balance Sheet

Cash & Marketable Securities



(Millions)
225
175
125
75
25
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11

Working Capital



(Millions)
105
85
65
45
25
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11

Stockholder's Equity



(Millions)
175
125
75
25
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11

<u>Debt</u>

Mortgages: $33.5M
Cap Leases: 5.0M
Other: .7M

<u>Equity</u>

Value: $200M
ROE: 20.5%

Debt and Equity at October 31, 2010 (1Q 11)

Lines of Business


IDT Corp
IDT Telecom (100%)
Genie Energy (96.8%)
Telecom Platform Services (100%)
Consumer Phone Services (100%)
IDT Energy (100%)
Genie Oil & Gas (94.5%)
Other
American Shale Oil (AMSO) (50%)
Israel Energy Initiatives (IEI) (89%)
Fabrix (~70%)
Zedge (81%)
IP Spectrum Real Estate

Lines of Business - Post Spin-off



IDT Corp
IDT Telecom
Telecom Platform Services
Consumer Phone Services
Other
Fabrix
Zedge
IP Spectrum Real Estate
Genie Energy
IDT Energy
Genie Oil & Gas
American Shale Oil (AMSO)
Israel Energy Initiatives (IEI)

The Spin-Off Process

- **File Form 10/Information Statement with SEC**
  - Three year audit of spun-off businesses
- **Private Letter Ruling**
  - Tax Free Spin-off
- **NYSE Listing**
  - Valuation
- **Operational Separation**
  - Master Services Agreement

Market Capitalization & Metrics

IDT®

Share Class	Shares	Share Price	Market Cap
Class B (NYSE: IDT)	17.9 M	$24.78	$443.7 M
Common (NYSE: IDT.C)	1.8 M	$24.70	$44.8 M
Class A* (Not Traded)	3.3 M	$24.70	$80.8 M
Total	23.0 M	$24.76	$569.3 M

Cash, Cash Equivalents, CD's & Investments (Q1 11)	$252.5 M
Enterprise Value (EV)	$365.8 M
Adjusted Enterprise Value**	$321.8 M
Free Cash Flow (ttm)	$50.8 M
Free Cash Flow/ Adjusted EV	15.8%
Cash, Cash Equivalents, CD's & Investments per Share	$11/Share
Free Cash Flow per Share	$2.20/Share

**Class A stock is convertible in to Common on a one-to-one basis. **Adjusted for non-recourse debt and investments*

Closing the Gap on Valuation

Asset	Valuation Methodology	Valuation Metric	Valuation
IDT Telecom	Industry Multiples/ Transactions	Low 3.5X EBITDA $51M Mean 5.4X	$180M - $275M
IDT Energy	Industry Multiples/ Transactions	Low 4X EBITDA $36M High 5X	$145M - $180M
Genie Oil & Gas	Most Recent Investment	Investment Valuation	$200M
Cash & Investments	Cash is Cash	Cash Value	$250M
Total			**$775M - $905M**
Free Options			**Fabrix Zedge IP NOLs**

Operational Overview

Shmuel Jonas

COO

Company Wide Turn-Around

Beginning in the second half of FY 2008, IDT implemented a successful turn-around

Objectives:

- **Reduce corporate overhead** ☑
  - From $65.2 million in FY '08 to $12.0 million FY'10
- **Streamline operations in our core businesses** ☑
  - Reduced SG&A from $368.9 million in FY'08 to $218.4 million in FY'10
- **Divest non-core assets** ☑
  - Examples: debt collection, call centers, ethnic foods
- **Invest prudently for future growth** ☑
  - Fabrix, Zedge, oil shale

Going Forward

- **IDT Telecom**
  - Accelerate top line and bottom line growth by leveraging our platform and distribution networks more effectively
- **IDT Energy**
  - Expand sales and marketing channels and utilities served while preserving margins
- **Realize value on remaining real estate**
- **Keep a watchful eye on SG&A, including:**
  - Professional fees
  - Real estate expenses
  - Compensation including bonuses and benefits

Going Forward, (continued)

- **Manage risks associated with our high growth opportunities**
  - Zedge
  - Fabrix
  - Oil shale
- **Be very, very selective about new opportunities**
- **Return to shareholders**
  - Dividends
  - Stock repurchases
  - Restructuring of operating businesses to unlock value

Fabrix.TV

Jonathan Reich

V.P., Sales and Business Development

Fabrix



PayTV: The Times They Are A-Changin'

"In the United States, Netflix represents more than 20 percent of downstream traffic during peak times and is heaviest between 8-10 p.m."

- Sandvine Corporation, Oct 2010

"U.S. cable companies lost 741,000 basic customers in the third quarter, the largest decline since records were first tracked in 1980"

- SNL Kagan, Sep 2010

"Comcast took the wraps off version 2.0 of the Xfinity TV app, which will allow subscribers to view 3,000 hours of VOD programming on their tablets. Live streaming functionality is also in the works."

- Mediaweek, January 9, 2011

"By year-end we intend to cease buying physical DVRs as we begin deploying our network-based DVR solution throughout our footprint"

- Tom Rutledge, COO, Cablevision Apr 2010

"Singapore Court Declares Internet DVR RecordTV Legal"

- Digital Media Wire, Dec 1, 2010

"The next generation of competition for the paid TV operators is going to come from the Web"

- Craig Moffet, Sanford C. Bernstein, Nov 2010

Fabrix.TV

All content, all devices, all the time…


DEVICES
CONTENT
CNBC
CBS
abc
NBC
FOX
CW
CNN
Bravo
ESPN
Cn8
E!
Animal Planet
A&E
MTV
Digital TV
500 Channels
Network
Television
New Digital Media
NETFLIX
hulu
tv
sling
User Generated Content
facebook
YouTube
ZEDGE
myspace
Ethnic
cbc
BBC
TV
EUROSPORT
UNIVISION
DELIVERY NETWORK
FREE
TO AIR
ANALOG
CABLE
DIGITAL
TV
SATELLITE
DTH
IPTV
INTERNET

brODtv

Fabrix provides a set of scalable video storage and delivery solutions

Fabrix.TV

IDT

Media Storage, Processing & Delivery Platform


MANAGEMENT & BUSINESS INTERFACES Fabrix.TV
CONTENT SOURCES
LIVE/REAL TIME
INTERNET
VOD
EXTERNAL CONTENT STORE
INGEST PROCESSOR Fabrix.TV
STREAMING ENGINE Fabrix.TV
SHARED STORAGE Fabrix.TV
CONSUMER DEVICE
TELEVISION
PC
MOBILE
STORAGE & PROCESSING MODULES

Media Storage, Processing & Delivery Platform

brODtv: 100% Software Based Solution

- Inexpensive clustered video storage technology
- High throughput streaming
- Intelligent content distribution

Compelling Value Proposition: Cost, performance, flexibility & capabilities

- Open architecture running on generic PC servers
- Takes advantages of the advances in grid and cloud computing
- Flexible, scalable and fully redundant
- High throughput ingest / streaming native to the storage cluster
- Video processing
- Stand alone or complementary system
- Supports a wide array of standards and protocols

Rich Set of Video Applications



CLOUD BASED DVR



SURVEILLANCE



PERSONALIZED TELEVISION



CONTENT DELIVERY NETWORK



ADVANCED ADVERTISING



STATISTICAL MULTIPLEXING

Commercial

Current target customers

- Cable MSOs
- Satellite providers
- Telcos
- Internet OTT (Apple TV, Hulu, Netflix, YouTube, Google, Yahoo, etc.)
- Content providers

Geographies

- N. America
- W. Europe
- APAC (soon to follow)

Deployments

- Cloud based DVR platform provider to major N. American cable MSO
- Deep video storage implementation in a Tier I N. American cable operator
  - Outperformed competition by more than 35%

Verticals

- Media and entertainment, surveillance, oil and exploration and life sciences

ZEDGE™



Mark Rosner
CEO

Zedge

What is Zedge?

- One of the world's largest mobile content destination platforms with just under 40 million unique visitors per month.
- The dominant personalization platform for Android, the world's leading mobile operating systems.
- A cohesive and talented mobile product and technology team.
- A mobile content promotion platform.


ZEDGE

Zedge

Strong User Growth

Approximately 40M visitors per month



Monthly Unique Visitors
(in millions)
40
30
20
10
0
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Web
Mobile
Android

Zedge

Android Unique Visitors

Phenomenal Growth on the Hottest Mobile OS



Monthly Unique Visitors
(in millions)
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Aug-09
Oct-09
Dec-09
Feb-10
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10

Zedge

IDT

Strong Team

- Co-founders of the company are still with Zedge.
- Zedge has augmented its tech team with high caliber technologists:
  - Stig Bakken (CTO): Google, Yahoo, and Fast.
  - Knut Hellan (Senior Research Scientist): MSc Engineering Cybernetics. Sincerial, Google, Yahoo, and Fast.
  - Per Gunnar Auran (Senior Research Scientist): PhD Engineering Cybernetics. Sincerial, Fast, and Yahoo.
- Business Development & Sales out of NY, NY.


ZEDGE

Zedge

Zedge in Today's World

Zedge benefits from today's major trends:

- Shift of computing from desktop to handheld.
- Increase in smartphone usage (shipments up 80% YOY in 2010).
- Fragmentation of handsets versus pc's.
- Shift from web to mobile internet and apps.


ZEDGE

Zedge

Zedge as a Discovery Platform


A sampling of content.

Zedge

Strategy Going Forward

- Augment technology. Specifically scaling, personalization/targeting, and user experience.
- Expand to other platforms such as iOS, Blackberry, Browsers, Windows, and others.
- Build promotional network on Android. Eventually expand to other platforms.
- Run business at breakeven or close to it.


ZEDGE

Zedge

Q&A – Asked and Answered by Zedge!

- Is there a correlation between traffic and revenue?
- Why is traffic growing strongly on Android and in countries like India?
- How important is it for Zedge to move to other platforms such as iOS?
- Does Zedge need to raise additional capital?


ZEDGE

IDT Telecom

Liore Alroy

CEO

IDT Telecom – Snapshot

Integrated product and distribution company built around transaction networks

- Over $1.2 billion in revenue
- Over 800 carrier interconnections
- One of the world's largest calling card distributors
- Terminate over 22 billion minutes per year
- Diversified market presence on 6 continents
- ILD competition is fierce

The Last 2 Years

- Completed major restructuring program
  - Modernized network
  - Exited unprofitable lines of business
  - Emphasized collaboration
- Bought out partner in US distribution

Product Portfolio

Voice	Payments
Carriage Interconnects	Gift Cards
Calling Cards	Reloadable Debit
Call Shop	Int'l Mobile Top-up
Voiceline	*Remittance*
Cable Telephony	
Mobile Apps	

Product Portfolio and Channels

Carriers

Retailers

Voice	Payments
Carriage Interconnects	
Calling Cards	Gift Cards
Call Shop	Reloadable Debit
Voiceline	Int'l Mobile Top-up
Cable Telephony	*Remittance*
Mobile Apps	

Resellers

Direct

Voice

	Retail	Carrier	Reseller	Direct
Carriage interconnects		✓	✓	
Calling cards	✓			✓
Call shop			✓	
Voiceline		✓	✓	✓
Cable telephony		✓		
Mobile apps	✓		✓	✓

Payments

	Retail	Carrier	Reseller	Direct
Gift Cards	✓		✓	✓
Reloadable Debit	✓			
Int'l Mobile Top-up	✓	✓	✓	✓
Remittance	✓	✓	✓	✓

Adjusted EBITDA

Platform Services Segment

(In millions)


50
40
30
20
10
-
(10)
(20)
(30)
(40)
(50)
2007
2008
2009
2010
TTM

** TTM – Twelve months ended October 31, 2010 (1Q11)*

SG&A


Platform Services Segment
(In millions)
400
320
240
160
80
-
2007
2008
2009
2010
TTM

** TTM – Twelve months ended October 31, 2010 (1Q11)*

Minutes



Platform Services Segment
(In millions)
25
20
15
10
5
-
2007
2008
2009
2010
TTM

* TTM – Twelve months ended October 31, 2010 (1Q11)

Revenue


Platform Services Segment
(In millions)
2,000
1,600
1,200
800
400
-
2007
2008
2009
2010
TTM

* TTM – Twelve months ended October 31, 2010 (1Q11)

Deferred Revenue


Platform Services Segment
(In millions as of July 31)
120
90
60
30
-
2007
2008
2009
2010
TTM

* TTM – Twelve months ended October 31, 2010 (1Q11)`

Gross Profit


Platform Services Segment
(In millions)
320
240
160
80
-
2007
2008
2009
2010
TTM
GM
18.1%
20.9%
20.3%
17.9%
18.0%

* TTM – Twelve months ended October 31, 2010 (1Q11)

IDT Telecom – Results of Operations

Consolidated
(In millions)

	1Q10	2Q10	3Q10	4Q10	1Q11	FY 09	FY 10	TTM
Revenue	$285.6	$300.3	$300.0	$308.0	$309.9	$1,237.1	$1,193.8	$1,218.2
Gross Profit	$53.3	$56.5	$57.2	$60.6	$57.8	$270.3	$227.7	$232.2
Gross Margin %	18.7%	18.8%	19.1%	19.7%	18.7%	21.8%	19.1%	19.1%
Total SG&A	$45.0	$44.4	$44.6	$46.3	$45.6	$220.9	$180.2	$180.8
SG&A as a % of revenue	*15.7%*	*14.8%*	*14.9%*	*15.0%*	*14.7%*	*17.9%*	*15.1%*	*14.8%*
Adjusted EBITDA	$8.3	$12.1	$12.6	$14.4	$12.3	$49.4	$47.4	$51.4
Depreciation & Amortization	$8.4	$7.4	$6.6	$7.0	$4.8	$42.6	$29.3	$25.7
Adjusted Operating Income*	**($0.1)**	**$4.7**	**$6.0**	**$7.4**	**$7.5**	**$6.8**	**$18.1**	**$25.7**

Adjusted EBITDA	1Q10	2Q10	3Q10	4Q10	1Q11	FY 09	FY 10	TTM
Platform Services	$4.4	$8.9	$10.1	$11.3	$10.2	$30.6	$34.8	$40.6
CPS US	$3.9	$3.2	$2.5	$3.1	$2.1	$18.8	$12.6	$10.8

**Adjusted Operating Income = Adjusted EBITDA less Depreciation & Amortization*

TTM – Twelve months ended October 31, 2010 (1Q11)

Patent Portfolio

US Patent 6,108,704 Point-to-Point Internet Protocol

Due to the dynamic nature of temporary IP addresses of some devices accessing the Internet, point-to-point communications in realtime of voice and video have been generally difficult to attain.

Extracted from the specification

IDT Energy

Geoff Rochwarger

CEO

IDT Energy - Overview

IDT Energy is an energy services company (ESCO)

- Purchases electricity & gas in wholesale markets for resale to end users
- Delivery, billing & collections remain responsibility of incumbent utility

Risk averse business model

- Focused on residential and small business customers
  - Variable customer pricing
  - Naturally short position enables purchase of supply in the spot market
  - No long term contracts with fixed rates
- Favorable ESCO regulatory environment
  - Purchase of Receivables (POR) programs limit bad debt exposure
  - Liquid and transparent wholesale commodity market

Volatile energy and capital markets inhibits competitors

- Significant capital requirements discourage new entrants
- ESCOs with fixed rate products risk significant margin deterioration

Deregulating markets provide growth opportunities

- Founded in 2004, grew to become largest independent residential ESCO in New York State
- Entered NJ and PA markets in the Spring of 2010
- Several additional states are moving closer to adoption of ESCO-friendly programs

IDT Energy - Value Propositions

IDT

IDT Energy - Customer Value Proposition

- **Power of choice**
  - Move away for the utility
  - No fees to join/No fees to exit
- **Savings**
  - Sell rate management by IDT Energy
  - Discounts through offers, incentives and related programs
  - Tax savings on delivery portion
  - Utility back-out credit – MFC (Merchant Function Charge)

ESCO Industry - Utility Value Proposition

- **POR**
  - Recover costs for collection of aged receivables
- **Consolidated billing**
  - Retain control of customers' cash flow
  - Billing services become a profit center with costs absorbed by ESCOs
- **Reduction of additional costs and associated risk**
  - Offload load-based security and collateral requirements
  - ESCOs' supply management requirement reduces load management

IDT Energy – Customer Base

Growing Residential Customer Equivalents (RCEs)

A residential customer equivalent (RCE) represents a natural gas customer with annual consumption of 100MMBtus or an electricity customer with annual consumption of 10 MWhrs.



125,000
112,500
100,000
87,500
75,000
62,500
50,000
1Q10
2Q10
3Q10
4Q10
1Q11
RCEs at End of Quarter
Natural gas
Electricity

IDT Energy – Markets & Opportunities

Meter Migration and Market Share in Key States[1]

	Total Meters	Residential Meters	Res. Meters Migrated to ESCOs	% Res. Meters Migrated	IDT Market Share[3]
			(in thousands)		
Long-Term Territories					
New York	11,341	10,045	1,744	17%	19%
New Territories					
New Jersey (PSEG, SJG)	4,600	3,994	166	4%	19%
Pennsylvania (PPL, PECO & NFG)	3,400	2,619	447	17%	2%
New Jersey (rest of state)[2]	2,300	2,229	116	5%	-
Total	10,300	8,842	729	8%	-
Prospective Markets					
Pennsylvania (rest of state)	4,900				
Maryland	3,100				
Illinois	8,100				
Connecticut	1,900				
Total	18,000				

1. *Source: U.S. Energy Information Administration*
2. *Licenses in process in four additional utilities*
3. *Based on meter counts as of 10/31/10*

IDT Energy – Key Metrics per Meter

	Gas Meters	Electric Meters	Dual Meters
Annual Consumption[1]	510 thm	5030 kwh	
Annual Revenue[2]	$382	$604	$986
Contribution Margin per unit[3]	$0.18	$0.04	
Annual Contribution Margin	$89	$176	$265
Annual incremental SG&A costs	$22	$28	$41
Annual gross cash flow per meter	$67	$148	$225

[1] *Based on TTM consumption history*
[2] *Assumed average rates in TTM*
[3] *Forecasted margins based on historical results*

IDT Energy – Results of Operations

(USD in millions)	1Q10	2Q10	3Q10	4Q10	1Q11	FY 09	FY 10	TTM*
Revenue	$40.3	$60.7	$53.8	$46.5	$45.5	$264.7	$201.4	$206.6
Direct Cost	$25.7	$44.4	$38.1	$35.3	$30.8	$192.5	$143.5	$148.6
Gross Margin %	36.3%	26.9%	29.1%	24.0%	32.4%	27.3%	28.7%	28.1%
Total SG&A	$4.1	$4.5	$5.7	$5.5	$5.9	$26.7	$19.8	$21.6
Adjusted EBITDA	**$10.5**	**$11.9**	**$9.9**	**$5.7**	**$8.8**	**$45.5**	**$38.0**	**$36.3**



Seasonal but Consistently Profitable
Adjusted EBITDA (USD in thousands)
20,000
15,000
10,000
5,000
-
40.0%
35.0%
30.0%
25.0%
20.0%
Gross Margin
Adjusted EBITDA
Gross Margin
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11

** TTM – Twelve months ended October 31, 2010 (1Q11)*

Genie Oil and Gas

Claude Pupkin

CEO

Genie Oil and Gas – Strategic Vision

Now is the time for unconventional resources

- Protracted tightening in the global oil supply
  - Global consumption at a record 88mm bpd, expected annual demand growth of 1.5mm bpd
  - The "easy" oil has all been discovered – no new large conventional oil discoveries
- Sustained period of high oil prices
  - $79 WTI* price in 2010 represents a 29% increase over 2009
  - Global consumption has returned to pre-downturn levels
- Significant recent technological advances in extraction technology has led to viability of Canadian oil sands and U.S. shale gas plays

** West Texas Intermediate crude oil*

Genie Oil and Gas - Oil Shale Basics

What is Oil Shale?



- Oil shale generally refers to a sedimentary rock that contains solid hydrocarbon materials called kerogen
- When oil shale is heated to ~600°F the kerogen generates hydrocarbon liquids and gases
- Unlike mining and surface retorting, the current R&D focus is on in-situ processes that target much larger and richer resources with significant cost and environmental advantages

Global Oil Shale Resources



1. Green River Formation – 1.5 Trillion Barrels
2. China – 355 Billion Barrels
3. Israel – 250 Billion Barrels
4. Russia – 245 Billion Barrels
5. Jordan – 102 Billion Barrels
6. Congo – 100 Billion Barrels
7. Brazil – 82 Billion Barrels
8. Italy – 73 Billion Barrels
9. Morocco – 54 Billion Barrels
10. Australia – 32 Billion Barrels
Political Map of the World, April 2000

Source: World Energy Council, 2010 Survey of Energy Resources, 30th Oil Shale Symposium, Colorado School of Mines, 2010.

Genie Oil and Gas – Execution

Approach Strategy

- Develop advanced technologies and IP for environmentally acceptable unconventional hydrocarbon resource extraction
- Secure access and rights to resources globally where these technologies can be applied
- Pursue resources as a stand alone company or in partnership with major oil & gas players and/or local partners
- Build world class scientific and technical team with experienced professionals from oil & gas fields to support technology development and global operations

Genie Oil and Gas – Technical Team

IDT

World Class Technology Team

- Harold Vinegar, Ph.D. (Harvard University), Chief Scientist, IEI
  Chief Scientist Royal Dutch Shell (retired), 32 years experience in unconventional resources, 266 US patents, National Academy Engineering, National Research Council, Associate Scientist at Ben-Gurion University
- Alan Burnham, Ph.D. (University of Illinois), Chief Technology Officer, AMSO
  30+ years at Lawrence Livermore National Laboratory in oil shale and advanced energy research, 230 journal articles, conference papers, book chapters and technical reports, 3 patents and 3 patents pending
- Yuval Bartov, Ph.D. (Hebrew University), Chief Geologist, IEI
  10 years experience in oil shale in Israel and Colorado, Assistant Professor at the Colorado School of Mines , 40 Journal articles, conference papers, book chapters and technical reports
- Roger Day, Mechanical Engineer, Vice President of Operations, AMSO
  Natural resource project developer with 30 years in the Piceance Basin exploiting mineral resources; Pioneer of in-situ resource recovery and drilling techniques, 5 patents and 3 patents pending
- Scott Nguyen, Ph.D. (Harvard University), VP Technology, IEI
  Senior Physicist at Shell R&D, 20+ US patents and patent applications, Advisory Committee of American Institute of Physics Corporate Associates, Texas Israel Chamber of Commerce Cleantech Advisory Board
- Leonard Switzer, Ph.D. (University of Wisconsin), Director of Technology, AMSO
  7 years at Praxair in industrial gas and combustion R&D, 7 journal articles and 1 patent

Genie Oil and Gas - AMSO

AMSO is developing a federal RD&D lease in the Piceance Basin of Colorado

- AMSO LLC is 50% owned by Genie & 50% by Total, S.A.
- IDT to operate during pre-commercial phase
- Total to fund the majority of R&D expenditures, provide technical expertise, and operate commercial project
- Lease provides 160 acres for developing and testing in-situ technologies
- Successful demonstration of commercial and environmental viability provides access to 5,120 acres (8 square miles) preferential right area containing ~10 billion boe total in place of which ~2 billion boe in place is within the target illite oil shale layer.
- Commercial production target 100,000 boe per day for 25+ years


Piceance Basin
0
15
Miles
Shell
2.5
2.0
AMSO
Preference-
Right Area
Chevron
1.5
1.0
0.5
Resource quality,
in millions of
barrels per acre

Genie Oil and Gas - AMSO

AMSO PROJECT TIMELINE

2011	2012-2015	2016-2018	2019 and on
Pilot	**Demo**	**Commercial Lease Conversion**	**Commercial Operations**
Drilling - Winter/Spring	Design, construct and operate a demo facility	Develop commercial lease application	Scale up to full commercial operations
Turn Heat on - Summer	Approx 3x size of Pilot	Permitting	
Pilot operations end - Fall	Develop downhole gas burners	Refine process and evaluate options	100,000 bbl/day
First Oil Produced	Demonstrate CO_2 sequestration	Engineering and design	
Pilot Analysis - Fall/Winter		*Commercial Lease Obtained (2018)*	

Genie Oil and Gas - IEI

Israel Energy Initiatives (IEI) has an exclusive oil shale exploration license in Israel

- IEI is ~90% owned by IDT
- License includes 238 sq. km in south of Hashfela region
- Estimated 40 billion recoverable boe in license area
- IEI must obtain all required permits and approvals
- Upon conclusion of successful pilot and declaration of discovery, IEI is entitled to a long term commercial lease
- License contains mechanisms for returning excess land to government


Legend
Terminal
Pumping Station
Refinery
City
Crude Oil Pipelines
Eilat – Ashkelon
Ashkelon – Haifa
Ashkelon Ashdod
Products Pipeline
Givati – Eilat
Regional Map
Haifa
Gilot
Tel-Aviv
Jerusalem
Ashdod
Ashkelon
Givati
Beer-Sheba
Faran
Yotvetah
Eilat
IEI License Area

Genie Oil and Gas - IEI

IEI PROJECT TIMELINE

2009-2011	2011-2012	2012-2017	2018 and on
Geological Survey	Pilot	Demo	Commercial Operations
Conduct comprehensive geological survey	Design, construct and operate a pilot facility Production of ~500+ barrels in total *First Oil Produced* Demonstrate technology and attain "discovery" under the Israeli Petroleum Law	*Commercial Lease Obtained* Construct design and operate demo facility Up to 2,000 bpd steady state production at 2016	Scale up to full commercial operations

American Shale Oil

Alan Burnham, PhD
Chief Technical Officer

Appropriate Technical Approach

IDT

We believe AMSO's process proactively addresses all environmental and community impacts



Better water quality
Mahogany zone
Heat injection well
Production well
Dissolution surface
Saline water
Nahcolitic oil shale cap rock
Illitic oil shale
1000 ft
2000 ft
2000 ft

- Minimal surface footprint
- Protection of aquifers
- Low water usage
- High energy efficiency
- Low gas emissions
- High-value jobs

CCR Process

AMSO's in-situ heat transfer mechanism is faster than simple conduction

- AMSO's patent-pending CCR™* process uses a unique reflux-convection method to distribute heat throughout its in-situ retort
- Faster heat transfer in our process enables fewer wells, hence less surface impact, to extract the shale oil



Vapor Product Out
Rubble-Filled Retort
Condensate
Vapor
Condensate
Boiling Oil
Heating well

** Conduction, Convection and Reflux*

Extension of Proven Approaches

IDT

The AMSO process is an extension of demonstrated technology of resource recovery below the aquifers



225°F Horizontal Borehole
Nahcolite Solution Mining
1991



350°F Vertical Borehole
Nahcolite Solution Mining
2000


200-ft-wide drilling corridor
>2000 ft
>2000 ft

660°F Horizontal Borehole
Oil Shale Retorting
2007 RD&D Lease

Increasing Temperature

Demonstration Objectives

RD&D Plan aims to demonstrate important aspects of our process

- **Geochemical and geomechanical properties of illitic oil shale**
- **Hydrologic isolation of illitic oil shale from protected waters**
- **Adequate heat transfer using a boiling oil pool**
  - Central to the Conduction, Convection, Reflux (CCR™) concept
  - Enhancement by thermo-mechanical fragmentation
- **Premium oil quality**
  - High API gravity, low metals content, low nitrogen content
- **Minimal water usage (<1 barrel of water per barrel of oil)**
- **Ability to meet all applicable air emission regulations**

Pilot Test Objective

Our Pilot Test uses a triangular convection loop to demonstrate the CCR process basics



Surface processing facility
Better water quality
Mahogany zone
1000 ft
heater well (electrical cables only)
production well
monitoring wells
Aquifer system
oil shale
Dissolution surface
Saline water
Nahcolitic oil shale
2000 ft
Pilot test interval (2015-2135 ft)
Triangular convection loop
~45° incline
heater
Wasatch

Pilot Test Process

AMSO has designed a new heating system to facilitate the CCR process in the Pilot Test



Grade, gal/ton
0
20
40
60
1900
2000
Depth, feet
2100
2200
possible retort boundary
R1
pilot test interval
vapor withdrawal point
highest vapor injection point
heater
liquid return

Pilot Test Progress

- **Our site characterization activities confirm the suitability of the Illite Mining Interval**
  - Hydrologic isolation from protected waters has been demonstrated
  - High oil shale grade and minimal groundwater favor high retort efficiency
  - Minor amounts of gas and bitumen are already present
- **All major permits and agency approvals are in place**
- **Surface processing facilities are nearing completion**
- **Procurements in place for well drilling and completion**

Aerial View of Pilot Test Site (9/2010)


Heater wellhead
and Surface
Processing
Facilities
Three hydrology
monitoring wells
Production wellhead
geophysical monitoring
wells.
Hydrology
monitoring well
Hydrology
monitoring well
and staff trailers
Tank farm
Process building
Control room
Fire control system

Oil Shale Fuels Have a Net Energy Gain

IDT

- Some oil shale critics incorrectly claim that shale oil cannot be recovered with a net energy gain
- The energy gain depends on what is included in the calculation

Case[a]	Energy Gain[b]
Total raw oil and gas	7.6:1
Assume 15% thermal inefficiency underground	6.5:1
Subtract energy of retorting from product	5.5:1
Subtract energy for operations	4.7:1
Subtract energy for refining	4.5:1
Subtract energy for CO_2 sequestration	3.9:1

[a]assuming no recovery of heat from spent shale; [b]energy produced/energy consumed

- Even with CO2 sequestration, the energy gain is greater than for corn-based ethanol production in the United States

Israel Energy Initiatives Technical Overview

Harold Vinegar, PhD
Chief Scientist

Oil Shale Potential of Israel

- Israel has one of the largest and best oil shale deposits in the world for in situ conversion
- Richness: ~ 23 - 25 gal/ton
- Thickness: up to 300 m thick with 100 m thick High Grade Zone
- Very Low Water Inflow to Wells
- Complete Isolation from Aquifer

Oil & Gas Market Potential of Israel

- Israel imports all its crude oil: 270,000 bbls/day
- Abundant gas discovered offshore Haifa
- Our technology (ICP) leverages the large margin between oil and gas prices because natural gas is used for subsurface heating
- Short distances to Mediterranean and oil refineries
- Existing pipelines to Mediterranean and Eilat: export potential to both Europe and Asia

Israel Structural Map, License Area, Wells




Haifa
Glilot
Tel-Aviv
Jerusalem
Ashdod
Ashkelon
Givati
Beer-Sheba
Mashabei-Sadeh
Faran
Yotvetah
Eilat
Legend
Terminal
Pumping Station
Refinery
City
Crude Oil Pipelines
Eilat – Ashkelon
Ashkelon – Haifa
Ashkelon Ashdod
Products Pipeline
Givati – Eilat
Regional Map
2 נמלי נפט ומכללים
3 קווי נפט גולמי
1 קו לתזקיקים
תחנות שאיבה (דחף)

Comparable In Situ Oil Shale Resources

Israel



Similar in Size and Richness

Jordan


RDS Concession:
22,500 km²



IEI License Area in Shfela Basin



שטח הרישיון
5 km
N
645000
640000
635000
630000
625000
620000
615000
610000
605000
600000
595000
590000
585000
170000
175000
180000
185000
190000
195000
200000

Oil Shale from IEI License Area



Fischer Assay from TOC (Aderet)



Fischer Assay vs Depth
Aderet #1
Fischer Assay (gal/ton)
0
5
10
15
20
25
30
35
40
250
300
350
400
450
500
550
600
Depth (m)

100 m thick -

High Grade Zone

Borehole Image (Aderet)

Bitumen dripping from fractures…



346

Protecting Water Quality

Oil shale unit is isolated from the Judean Aquifer



IEI Project location
Eocene
Confining Layer
Oil Shale
Confining Layer
Aquifer

In Situ Process

- Slowly and uniformly heating oil shale in the subsurface to ~325 ^{o}C
- Cracks the C-C bonds and upgrades in situ
- Results in high recovery efficiency
- Produces a light hydrocarbon product with low resid fraction: naphtha, jet, diesel + natural gas + hydrogen
- The hydrogen is used for hydrotreating to transportation fuels with a premium over crude oil

IEI's Technology Development Process


Lab Experiments
Numerical Simulations
Field Tests and Pilots
Commercial Development

- Protect Intellectual Property
- Research and Development

Heater Technology R&D


Electric
Mineral Insulated
Pipe-in-Pipe
Natural Gas
Downhole gas burner
Molten Salt
Gas-fired
Solar thermal
45%
60%
80%
Technical Maturity
Energy Efficiency

Shell's MDP(s) Oil Shale Pilot (2004-'05)



2,659 BOE
1,813 Oil
Cumulative Oil and BOE (bbl)
3000
2500
2000
1500
1000
500
0
2004/04/28
2004/06/27
2004/08/26
2004/10/25
2004/12/24
2005/02/22
2005/04/23
2005/06/22
2005/08/21
2005/10/20
Date
BOE Produced
BOE Simulation
Oil Produced
Oil Simulation

Shell's Peace River In Situ Demo




2007: 30 - 49° API

Produced over 100,000 barrels of light oil (2004-2008)

The Shfela Pilot



קידוחי חימום,
הפקה וניטור
דיסטריביוטור חשמל
ספיחת גפרית
מחמצן תרמי
מחלפי חום עיבוי
קרון בקרה
להמחשה בלבד

APPENDIX

Financial Overview by Business Unit

(USD in millions)	FY 09	FY 10	TTM*
Revenue			
IDT Telecom	$1,237.1	$1,193.8	$1,218.2
IDT Energy	$264.7	$201.4	$206.6
All Other	$5.8	$6.3	$6.7
Total	**$1,507.7**	**$1,401.4**	**$1,431.5**
Direct Cost			
IDT Telecom	$966.8	$966.2	$986.0
IDT Energy	$192.5	$143.5	$148.6
All Other	$0.7	$1.0	$1.1
Total	**$1,160.1**	**$1,110.7**	**$1,135.7**
Gross Margin %			
IDT Telecom	21.8%	19.1%	19.1%
IDT Energy	27.3%	28.7%	28.1%
All Other	87.3%	83.8%	84.5%
Total	**23.1%**	**20.7%**	**20.7%**
SG&A and R&D			
IDT Telecom	$220.9	$180.2	$180.8
IDT Energy	$26.7	$19.8	$21.6
Genie Oil and Gas	$6.4	$6.5	$7.1
All Other	$15.6	$12.1	$11.2
Corporate	$28.4	$11.8	$10.0
Total	**$298.1**	**$230.4**	**$230.8**
Adjusted EBITDA			
IDT Telecom	$49.4	$47.4	$51.4
IDT Energy	$45.5	$38.0	$36.3
Genie Oil and Gas	($6.4)	($6.5)	($7.1)
All Other	($10.5)	($6.8)	($5.6)
Corporate	($28.4)	($11.8)	($10.0)
Total	**$49.5**	**$60.3**	**$65.0**

** TTM – Twelve months ended October 31, 2010 (1Q11)*

Balance Sheet Overview

IDT

(USD in millions)	4Q09	4Q10	1Q11
Cash, marketable securities and short term investments	$189.2	$235.3	$243.3
Accounts receivable	$138.7	$105.2	$113.4
Other current assets	$35.0	$40.6	$41.0
Assets of discontinued operations	$18.8	-	-
Total current assets	**$381.7**	**$381.1**	**$397.7**
Property, plant and equipment, net	$129.1	$96.9	$95.1
Intangible assets and goodwill	$22.6	$22.1	$22.0
Investments and other assets	$26.2	$17.7	$18.0
Total assets	**$559.6**	**$517.8**	**$532.8**
Accounts payable, accrued expenses & income taxes payable	$234.0	$209.1	$200.6
Debt payable	$7.9	$6.7	$5.5
Deferred revenue	$67.5	$69.2	$83.6
Liabilities of discontinued operations	$5.5	-	-
Total current liabilities	**$314.9**	**$285.0**	**$289.7**
Long term debt	$48.5	$34.0	$33.7
Other liabilities	$16.8	$12.8	$7.8
Total liabilities	**$380.2**	**$331.8**	**$331.2**
Noncontrolling interests	$3.1	$2.2	$1.8
Shareholders' equity	$176.3	$183.8	$199.8
Total liabilities & equity	**$559.6**	**$517.8**	**$532.8**

Reconciliation of Non-GAAP Financials

Reconciliation of Non-GAAP Financial Measures

In addition to including financial results that are determined in accordance with generally accepted accounting principles in the United States of America (GAAP), IDT's investor presentation also included Adjusted EBITDA and Free Cash Flow, which are non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

IDT's measure of Adjusted EBITDA consists of gross profit less selling, general and administrative expense and research and development expense. Another way of calculating Adjusted EBITDA is to start with income (loss) from operations and add (1) depreciation and amortization, (2) impairments, (3) restructuring and severance charges, and (4) loss on settlements and other, net, and deduct (1) gains on settlements and other, net, and (2) arbitration award income. These additions and deductions are non-cash and/or non-routine items in the relevant fiscal 2010, fiscal 2009 and fiscal 2008 periods.

Management believes that IDT's Adjusted EBITDA measure provides useful information to both management and investors by excluding certain expenses and non-routine gains or losses that may not be indicative of IDT's or the relevant segment's core operating results. Management uses Adjusted EBITDA, among other measures, as a relevant indicator of core operational strengths in its financial and operational decision making. In addition, management uses Adjusted EBITDA to evaluate operating performance in relation to IDT's competitors. Disclosure of this financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. Adjusted EBITDA may also be an indicator of the strength and performance of IDT's and the segment's ongoing business operations, including the ability to fund capital expenditures, and meet working capital needs from current operations (as opposed to cash resources), and to incur and service debt. In addition, IDT has historically reported similar financial measures and believes such measures are commonly used by readers of financial information in assessing performance, therefore the inclusion of comparative numbers provides consistency in financial reporting at this time.

Management refers to Adjusted EBITDA, as well as the GAAP measures gross profit and income (loss) from operations, on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and IDT's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or constructed in prior periods. While IDT's business may be capital intensive, IDT has significantly reduced its capital expenditures to date and going forward intends to incur capital expenditures at the reduced levels. Accordingly, IDT's telecommunications network is less costly than in the past, therefore exclusion of depreciation and amortization charges from IDT's operating results is a useful indicator of its current performance.

The impairments and restructuring and severance charges are also excluded in the calculation of Adjusted EBITDA. Impairments are primarily dictated by events and circumstances outside the control of management that trigger an impairment analysis. Restructuring and severance charges are reflective of decisions made by management in each period regarding the aspects of IDT's and its segments' businesses to be focused on in light of changing market realities and other factors. In addition, restructuring and severance charges have substantially decreased and are expected to remain at reduced levels for the foreseeable future. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of IDT's core and continuing operations.

(continued on next page)

Reconciliation of Non-GAAP Financials

Reconciliation of Non-GAAP Financial Measures, continued from previous page

Finally, the gains (losses) on settlements and other, net, and the arbitration award income, which are components of income (loss) from operations, are excluded from the calculation of Adjusted EBITDA. Although IDT has insurance claims and sells or disposes of businesses and sells interests in businesses from time-to-time and has a number of matters under litigation, such claims, sales, disposals and/or settlements do not occur each quarter nor are they part of IDT's or the relevant segment's core operating results.

The other calculation of Adjusted EBITDA consists of gross profit less selling, general and administrative expense, and research and development expense. As the other excluded items are not reflected in this calculation, they are excluded automatically and there is no need to make additional adjustments. This calculation results in the same Adjusted EBITDA amount and its utility and significance is as explained above.

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, gross profit, income (loss) from operations, cash flow from operating activities, net income (loss) or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, IDT's measurement of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

IDT's measure of Free Cash Flow is derived from its statement of cash flows and is computed as net cash provided by operating activities less capital expenditures. Management believes Free Cash Flow provides investors with an important perspective on IDT's cash available to service debt and IDT's ability to make strategic acquisitions and investments, maintain its capital assets, repurchase its common stock and fund ongoing operations. As a result, Free Cash Flow is a significant measure of IDT's ability to generate long-term value. Management believes the presentation of Free Cash Flow is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by management. In addition, management believes that Free Cash Flow is a primary measure used externally by investors, analysts and peers for purposes of valuation and comparing IDT's operating performance to the performance of other companies in the telecommunications and energy industries.

Since Free Cash Flow is not a measure of performance calculated in accordance with GAAP, Free Cash Flow should not be considered in isolation of, or a substitute for, or superior to, net income as an indicator of operating performance or net cash provided by operating activities as a measure of liquidity. IDT's measure of Free Cash Flow may not be comparable to similarly titled measures used by other companies. In addition, Free Cash Flow does not represent residual cash available for discretionary use, since various non-discretionary expenditures, such as distributions to noncontrolling interests, repayments of capital lease obligations and repayments of borrowings are not deducted from IDT's measure.

Following are reconciliations of Adjusted EBITDA and Free Cash Flow to the most directly comparable GAAP measure for both IDT's reportable segments and for IDT on a consolidated basis.

Reconciliation of Non-GAAP Financials

IDT®

Page 7: Consolidated Financial Overview	FY 08	FY 09	FY 10	TTM
Adjusted EBITDA	$ (73,211)	$ 49,485	$ 60,346	$ 65,015
Subtract (add):				
Depreciation and amortization	63,852	47,698	33,426	29,729
Impairments	24,831	38,351	(86)	(8)
Restructuring and severance charges	34,872	9,332	4,927	4,891
Arbitration award income	(40,000)	-	-	-
(Gains) losses on settlements and other, net	9,569	(2,598)	(10,084)	(12,604)
Income (loss) from operations	$ (166,335)	$ (43,298)	$ 32,163	$ 43,007

Page 12: Market Capitalization & Metrics	FY 10	TTM
Free Cash Flow (FCF)	$ 47,893	$ 50,780
Add: Capital expenditures	8,310	8,814
Net cash provided by operating activities	$ 56,203	$ 59,594

Reconciliation of Non-GAAP Financials

Page 47: IDT Telecom - Results of Operations	1Q 10	2Q 10	3Q 10	4Q 10	1Q 11	FY 09	FY 10	TTM
Adjusted EBITDA	$ 8,346	$ 12,104	$ 12,604	$ 14,372	$ 12,294	$ 49,366	$ 47,425	$ 51,373
Subtract:								
Depreciation and amortization	8,386	7,368	6,555	7,022	4,770	42,643	29,330	25,714
Adjusted operating income	(40)	4,736	6,049	7,350	7,524	6,723	18,095	25,659
Subtract (add):								
Impairments	28	(29)	5	4	-	29,063	9	(19)
Restructuring and severance charges	(60)	638	820	226	-	4,799	1,624	1,684
Gains on settlements and other, net	-	-	(10,000)	(418)	-	-	(10,418)	(10,418)
Income (loss) from operations	$ (8)	$ 4,127	$ 15,224	$ 7,538	$ 7,524	$ (27,139)	$ 26,880	$ 34,412

Page 55: IDT Energy - Financial Overview	1Q 10	2Q 10	3Q 10	4Q 10	1Q 11	FY 09	FY 10	TTM
Adjusted EBITDA	$ 10,522	$ 11,868	$ 9,942	$ 5,667	$ 8,795	$ 45,505	$ 37,998	$ 36,271
Subtract:								
Depreciation and amortization	28	24	20	13	7	118	86	65
Restructuring and severance charges	-	63	-	36	-	23	99	99
Income from operations	$ 10,494	$ 11,781	$ 9,922	$ 5,618	$ 8,788	$ 45,364	$ 37,813	$ 36,107

Reciliation of Non-GAAP Financials

IDT®

Appendix: Financial Overview by Business Unit

FY 2009

	IDT Telecom	IDT Energy	Genie Oil and Gas	All Other	Corporate	Total
Adjusted EBITDA	$ 49,366	$ 45,505	$ (6,430)	$ (10,533)	$ (28,424)	$ 49,484
Subtract (add):						
Depreciation and amortization	42,643	118	-	3,666	1,270	47,697
Impairments	29,063	-	-	9,288	-	38,351
Restructuring and severance charges	4,799	23	-	898	3,612	9,332
Gain on settlements and other, net	-	-	(2,598)	-	-	(2,598)
Income (loss) from operations	$ (27,139)	$ 45,364	$ (3,832)	$ (24,385)	$ (33,306)	$ (43,298)

FY 2010

	IDT Telecom	IDT Energy	Genie Oil and Gas	All Other	Corporate	Total
Adjusted EBITDA	$ 47,425	$ 37,998	$ (6,481)	$ (6,824)	$ (11,772)	$ 60,346
Subtract (add):						
Depreciation and amortization	29,330	86	-	2,969	1,042	33,427
Impairments	9	-	-	(94)	-	(85)
Restructuring and severance charges	1,624	99	-	32	3,172	4,927
(Gains) losses on settlements and other, net	(10,418)	-	-	334	-	(10,084)
Income (loss) from operations	$ 26,880	$ 37,813	$ (6,481)	$ (10,065)	$ (15,986)	$ 32,161

TTM

	IDT Telecom	IDT Energy	Genie Oil and Gas	All Other	Corporate	Total
Adjusted EBITDA	$ 51,373	$ 36,271	$ (7,114)	$ (5,561)	$ (9,954)	$ 65,015
Subtract (add):						
Depreciation and amortization	25,714	65	-	3,016	934	29,729
Impairments	(19)	-	-	11	-	(8)
Restructuring and severance charges	1,684	99	-	60	3,047	4,891
Gains on settlements and other, net	(10,418)	-	-	(2,186)	-	(12,604)
Income (loss) from operations	$ 34,412	$ 36,107	$ (7,114)	$ (6,462)	$ (13,935)	$ 43,007

IDT Corporation